                                                                   Exhibit 10.17

                               FIRST AMENDMENT TO
                            MASTER SERVICES AGREEMENT

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

         This First Amendment ("First Amendment") is effective as of the 1st day of April, 2000 ("First Effective Date") and amends and supplements that certain Master Services Agreement, as previously amended (the "Agreement") dated as of the 9th day of December, 1999, by and between VALOR TELECOMMUNICATIONS ENTERPRISES, LLC (as successor to Valor Telecommunications Southwest, LLC, successor to dba Communications, LLC) ("Client") and ALLTEL INFORMATION SERVICES, INC. ("ALLTEL").

                                   WITNESSETH:

         WHEREAS, during the period of time from April 1, 2000 through the First Amendment Effective Date, ALLTEL has provided and Client has paid for Managed Network Services as described in the Agreement and certain other network services which are not described in the Agreement;

         WHEREAS, Client intended to perform on its own behalf at the inception of the Agreement a portion of certain network services, some of which are included within the Managed Network Services described in the Agreement, and to purchase from ALLTEL certain equipment used by ALLTEL to perform such services;

         WHEREAS, Client has requested that ALLTEL continue to perform certain network services with respect to WAN equipment which has not been included in the Agreement;

         WHEREAS, the parties wish to clarify what Managed Network Services shall be provided by ALLTEL, and the payments to be made in respect thereof, as of the First Amendment Effective Date through the remainder of the Term of the Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the parties agree as follows:

1. The parties acknowledge and agree that during the time period beginning on April 1, 2000 through the First Amendment Effective Date, ALLTEL has provided and Client has paid for Managed Network Services as described in the Agreement and certain other network services which were not described in the Agreement Client agrees that Client shall assert to claims against ALLTEL relating to the charges for the network services or any failure by ALLTEL to perform such network services prior to the First Amendment Effective Date.

2. On the First Amendment Effective Date, Client shall pay to ALLTEL the amount of $[*****] for the WAN equipment listed in Attachment 1 to this Amendment, which is the net of the original cost of this equipment, less payments made by Valor during the term of the Agreement.

3. Exhibit B (Managed Network Services) to the Agreement shall be deleted in its entirety and replaced with the attached Exhibit B in lieu thereof.

4.       The following new Section 2.4 shall be added to Exhibit E to the
         Agreement:

         "2.4 Fees for Additional Network Services. In addition to the fees listed in this Section 2, Client shall pay ALLTEL for certain Managed Network Services described in Exhibit B, for the actual quantities of units for which services are provided, at the unit prices listed in the table below ("Additional Network Charges"); provided, however, that for so long as ALLTEL shall provide such services to Client, the minimum number of units for which Client shall pay ALLTEL shall be sixty (60).

                  (a) FAULT MANAGEMENT AND PERFORMANCE MANAGEMENT. Monthly Service Fees for Fault Management Services and for Performance Management Services (as described in Sections 2(a) and (b) of Exhibit B, respectively) shall be determined on a per unit basis at the unit prices set forth in the following table. The "Unit Quantity" and "Totals" set forth in the following table are for illustrative purposes and reflect the quantities and totals as of April 1, 2001.

                                             UNIT           FAULT MANAGEMENT          PERFORMANCE MANAGEMENT
      ALLTEL NOC            ELEMENT        QUANTITY     UNIT PRICE        TOTAL     UNIT PRICE          TOTAL
--------------------    ----------------   --------     ----------       ------     ----------         --------
Carrier Class Router    75xx, 72xx, 6xxx   [*****]       $[*****]       $[*****]     $[*****]          $[*****]
Enterprise Class              36xx         [*****]        [*****]        [*****]      [*****]           [*****]
Router
Edge Class Router       16xx, 17xx, 26xx   [*****]        [*****]        [*****]      [*****]           [*****]
Access Server              53xx, 54xx      [*****]        [*****]        [*****]      [*****]           [*****]
PIX Firewall                515/520        [*****]        [*****]        [*****]      [*****]           [*****]
Access Class LAN              29xx         [*****]        [*****]        [*****]      [*****]           [*****]
                                           -------                       -------     --------
         Total                             [*****]        [*****]        [*****]      [*****]           [*****]
                                           -------                       -------                       --------

                  (b) Should ALLTEL provide transport services to any locations other than those listed in Section 1(a) of Exhibit B, for so long as ALLTEL shall provide any such services for such other locations Client shall pay ALLTEL for such services at the rate of ALLTEL's cost plus three percent (3%) administrative fee. Upon sixty (60) Days' prior written notice from Client, ALLTEL shall cease providing such services.

                  (c) Monthly Service Fees for network connection to Architel, and WFM applications and AMA polling sites is $[*****] per minute.

                  The monthly fees set forth above include the modem and facilities to support switch interface software (such as Architel software)."

5. Section 2.3(b)(6) of Exhibit F is deleted in its entirety. (Section 23(b)(6) has been replaced with Attachment B-1 of Exhibit B setting forth notification procedures for network outages.)

6. Exhibit P to the Agreement is deleted in its entirety and replaced with the attached Exhibit P in lieu thereof.

7. Section 22.14 of the Agreement (Separate Agreements) shall be deleted in its entirety.

8. All capitalized terms not otherwise defined in this First Amendment shall have the same meaning set forth in the Agreement.

9. Except as herein expressly amended, the Agreement as previously amended is ratified, confirmed and remains in full force and effect.

10. All references to the Agreement shall mean as such Agreement is amended hereby and as may in the future be restated, supplemented or modified from time to time.

11. This First Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                         SIGNATURES FOLLOW ON NEXT PAGE

         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the First Amendment Effective Date by their duly authorized representatives.

ALLTEL INFORMATION SERVICES, INC.          VALOR TELECOMMUNICATIONS
                                           ENTERPRISES, LLC

By: /s/ John Milligan                      By: /s/ Kenneth R. Cole
    _______________________________            _______________________________

Name: John Milligan                        Name: Kenneth R. Cole
      _____________________________              _____________________________

Title: Operations Director                 Title: President & CEO
       ____________________________               ____________________________

                                 ATTACHMENT 1 TO
                                 FIRST AMENDMENT

                  NETWORK EQUIPMENT TO BE TRANSFERRED TO CLIENT
                      ON THE FIRST AMENDMENT EFFECTIVE DATE

On the First Amendment Effective Date, Client shall make payment for and ALLTEL shall transfer to Client the ownership of the following network hardware and equipment in accordance with Section 2 of the First Amendment:

       DESCRIPTION                                SERIAL NUMBER
----------------------------                     ----------------
CISCO 3640 ROUTER                                JAB042386LE
CISCO 3640 ROUTER                                JAB0415867J
1 PORT WIC                                       18203162
1 PORT WIC                                       18203169
1 PORT WIC                                       18202879
1 PORT WIC                                       18203160
CISCO 3640 ROUTER                                364068036
CISCO 3620 ROUTER                                JPB040948AZ
CISCO 3640 ROUTER                                JAB040985Bl
3 MODULES                                        19654122,136&210
CISCO 3620 ROUTER                                JAB041887RH
8 PORT ASYNC                                     19638672
8 PORT ASYNC                                     196636048
CISCO 2611 ROUTER                                JAB041888F5
CISCO 2611 ROUTER                                JAB041888EX
CISCO 3640 ROUTER                                JAB041780HT
CISCO 3662 ROUTER                                JAB041382FN
2 Ethernet / 2 WAN card slot                     18781451
CISCO 3640-DC ROUTER                             JAB042989EH
CISCO 3662-DC ROUTER                             JAB042988ER
CISCO 2611-DC ROUTER                             JA8042888K8
CISCO 2611-DC ROUTER                             JAB042888T8
CISCO 2611-DC ROUTER                             JAB042888T9
CISCO 2611-DC ROUTER                             JAB042888N8
CISCO 2611-DC ROUTER                             JAB042888KJ
CISCO 2611-DC ROUTER                             JAB042888KL
CISCO 2611-DC ROUTER                             JAB042888TE
CISCO 2611-DC ROUTER                             JAB042888TD
CISCO 1604 ROUTER                                JMX04151JXG
CISCO 2611-DC ROUTER                             JAB042888KP
CISCO 2611-DC ROUTER                             JAB042888KM
CISCO 1604-R ROUTER                              25839882
CISCO 2611-DC ROUTER                             JAB042888K7
CISCO 2611-DC ROUTER                             JAB042888K6
CISCO 3640-DC ROUTER                             JAB042989EG
1 PORT FAST ETHERNET                             N/A

       DESCRIPTION                                SERIAL NUMBER
----------------------------                     ----------------
CISCO 3640 ROUTER                                JAB040984KF
CISCO 3640 ROUTER                                JAB041685SH
CISCO 2611 ROUTER                                JAB040888MS
CISCO 2611 ROUTER                                JAB040985EB
CISCO 3640 ROUTER                                JAB040984M2
CISCO 3640 ROUTER                                JAB04128GWV
CISCO 3640 ROUTER                                JAB040984N7
CISCO 3640 ROUTER                                JAB041685S5
CISCO 2611 ROUTER                                JAB041887FR
CISCO 1604 ROUTER                                JAB0421508D
CISCO 1604 ROUTER                                JAB0421508V
CISCO 2611 ROUTER                                JAB041888F4
CISCO 2611 ROUTER                                JAB041888F3
CISCO 2611 ROUTER                                JAB041888EW
CISCO 1604 ROUTER                                JAB04215085
CISCO 1604 ROUTER                                JAB0421508Z

                                   "EXHIBIT B
                            MANAGED NETWORK SERVICES

This Exhibit describes the services, software and equipment that constitute the "Managed Network Services."

1.       LOCATIONS.

         (a) ALLTEL throughout the Term will provide the WAN and associated Managed Network Services described in this Exhibit for the T1's at the following locations:

                           -        2 T1's (B8ZS/ESF) from Texartana to Little
                                    Rock

                           -        3 T1's (B8ZS/ESF) from Dallas to Twinsburg.

         Unless the parties agree otherwise in writing, all references in the Agreement to WAN or Managed Network Services shall be limited to the locations set forth in this Section 1(a).

         (b) Upon request of Client and as mutually agreed by the parties in writing, ALLTEL will provide the WAN and associated Managed Network Services for additional locations; provided, however, ALLTEL shall have no obligation to provide services for such additional locations unless or until Client has notified ALLTEL in writing of the additional locations at which services are to be provided.

         (c) As of the First Amendment Effective Date, the Client-owned network hardware and equipment is all hardware and equipment not situated at the ALLTEL locations listed in Section 1(a) of this Exhibit B.

         (d) At any time on or after December 31, 2002, Client may terminate the Managed Network Services described in Section 2 of this Exhibit B for all of the locations described in
                  Section 1(b) pursuant to Section 19.4 of the Agreement and under the terms and conditions set forth in Exhibit P.

         (e) In order for ALLTEL to provide the services described in this Exhibit B. ALLTEL requires comprehensive and current listings of all network devices. To that end, Client shall provide ALLTEL in writing with a full list of all network devices within ten (10) Days after executing the First Amendment. Thereafter, for so long as ALLTEL shall provide services pursuant to this Exhibit B, Client shall provide a listing of new devices to be monitored to ALLTEL in writing on or before the fifth (5th) Day of each month.

2. DESCRIPTION OF MANAGED NETWORK SERVICES. ALLTEL shall perform the following Managed Network Services:

         (a) FAULT MANAGEMENT SERVICES. ALLTEL shall perform the following "Fault Management Services" for the locations set forth in Sections 1(a) and (b) of this Exhibit B:

                  (i) SINGLE POINT OF CONTACT. The ALLTEL Customer Service Center will provide a single point of contact for reporting trouble calls twenty-four (24) hours a Day, seven (7) Days a week

                  (ii) NETWORK MONITORING SERVICES. ALLTEL will provide WAN monitoring services twenty-four (24) hours a day, seven (7) Days a week. If problems experienced by Client are of such a nature that they can be diagnosed and corrected by ALLTEL remotely, ALLTEL will diagnose and correct such problems on the WAN twenty-four (24) hours a Day, seven (7) Days a week.

                  (iii) FAULT MANAGEMENT. ALLTEL will provide a real-time, graphics-oriented management of WAN devices and associated communication links. If problems experienced by Client are of such a nature that they can be diagnosed and corrected by ALLTEL remotely, fault management will include the detection, isolation, diagnosis and correction of WAN problems. Monitoring will include WAN attached devices that are connected to a data circuit.

                  (iv) PROBLEM MANAGEMENT. ALLTEL will manage the entire life cycle of a WAN failure. The problem will be tracked on a ticket management system from detection to resolution, including the management of network vendors and escalation will be performed in accordance with Attachment B-1 to this Exhibit B.

         (b) PERFORMANCE MANAGEMENT SERVICES. ALLTEL shall perform the following "Performance Management Services" for the locations set forth in Sections l(a) and (b) of this Exhibit B:

                  ALLTEL will provide the following monthly performance reports (by network device) to Client no later than the twelfth (12th) business Day of the subsequent calendar month:

                  (i)      EXECUTIVE SUMMARY REPORTS:

                           - Network Bandwidth Utilization: This report shows the average and peak utilization thresholds. This information can help determine overall traffic patterns which, in turn, helps to determine if acceptable bandwidth is available from the service provider.

                           -   WAN Availability: This report shows the
                               percentage availability of the WAN during a specified period.

                           - Network Trend: Rolling 12 months, predictive 6 months.

                  (ii) INCIDENT TRACKING: This report shows the incident classification, outage duration, description, quantity and location of reported problems.

                  (iii) ROUTER UTILIZATION: This report indicates congestion points and tracks load, providing an early warning as to when re-engineering or equipment upgrades may be necessary.

                  (iv)     UTILIZATION REPORTS

                           -   Circuits (Frame UNIs, Point to Point on Routers)

                           -   Control Processors Units

                           -   Ethernet Port Utilization

                           - Monthly Circuit Utilization - minimum granularity is one hour

                           -   Peak Hour Utilization

                           -   Average Daily Utilization

                  (v)      TOP TEN OVER- AND UNDER-UTILIZED DEVICES

                  (vi) NEAR REAL TIME VIEWS - HEALTH REPORT THROUGH THE CONCORDE SYSTEM

                  (vii)    MONTHLY DEVICE OVERVIEW

                  (viii)   NETWORK-AVAILABILITY, MONTHLY, QUARTERLY

         (c) ASSET MANAGEMENT SERVICES. ALLTEL shall perform the following "Asset Management Services" only for the locations set forth in Section 1(a) of this Exhibit B:

                  (i) THIRD PARTY/LOAD CARRIER COORDINATION. ALLTEL will coordinate the involvement of any third party for maintaining their respective portions of the products and services provided. For example, ALLTEL will coordinate obtaining IXC/LEC support in the event that a Frame Relay circuit problem is caused by the local loop.

                  (ii) CONFIGURATION MANAGEMENT. ALLTEL's and Client's technical staff will coordinate to exchange information and requirements needed to properly configure WAN equipment. Such information may include routing protocols, applications, traffic, connectivity requirements, timeframes, the supported interfaces, etc. Network device configurations will then be stored in a database for use in reconfigurations when necessary.

                  (iii) EXECUTION OF WAN CHANGE REQUESTS. Change Orders for WAN in-service or additional WAN services will be input and tracked in the service request system. ALLTEL will execute such WAN changes initiated by Client according to the timeframes in Exhibit F.

                  (iv) ASSET MANAGEMENT. ALLTEL will track the location of equipment provided by ALLTEL as part of the Managed Network Services and software levels, upgrading the software as required.

3. ROLES AND RESPONSIBILITIES. ALLTEL and Client responsibilities associated with the execution of Day-to-Day delivery and support of Managed Network Services are described below.

         3.1 ALLTEL ROLES AND RESPONSIBILITIES. In addition to the other obligations set forth in this Exhibit, ALLTEL shall also be responsible for the following activities for the indicated locations:

                  (a)      For the locations set forth in Section 1(a):

                           (i)      Problem reporting;

                           (ii)     Trouble ticket handling;

                           (iii)    Customer notification;

                           (iv)     Escalation procedures; and

                           (v) Support (1st level escalation, i.e. initial notification of problems).

                  (b) For the locations set forth in Sections 1(a) and (b), Network Operation Center (NOC), including:

                           (i)      Network monitoring and funk management;

                           (ii)     Problem management;

                           (iii)    Vendor dispatch (third-party); and

                           (iv)     Performance reporting.

                  (c) For the locations set forth in Sections 1(a) and (b), Daily network monitoring and problem resolution, including availability reporting.

                  (d) For the locations set forth in Sections 1(a) and (b), Service management activities, including account and service reviews.

         3.2 CLIENT RESOURCES AND RESPONSIBILITIES. Client shall provide the following Client Resources:

                  (a) Provide escalation/notification to the ALLTEL Network Operations Center;

                  (b) Providing the necessary contacts for financial approvals and business planning;

                  (c) Supporting ALLTEL, when needed, for timely resolution of problems associated with the equipment for which ALLTEL provides Fault Management Services;

                  (d)      Provide ALLTEL with Change Request Notifications;

                  (e) Responding to ALLTEL's satisfaction survey and annual network planning (to be conducted jointly with ALLTEL).

                                 ATTACHMENT B-1
                              ESCALATION PROCEDURES

1.       NOTIFICATIONS.

         (a) CRITICAL EVENT NOTIFICATION. ALLTEL will provide notification for any and all critical circuit and router events within fifteen (15) minutes of the event's occurrence. Notifications will be conducted as follows:

                  - Initial contact will be to Client's Information Services Helpdesk (972-373-1009, or 877-795-7800, or
                           214-248-6126 [pager]) leave a message for callback if forwarded to voicemail.

                  - If there is no response from Client's Helpdesk within fifteen (15) minutes, then WAN/LAN Operations On-Call will be notified (pager 214-248-6125).

                  - If there is no response from Client's WAN/LAN Operations On-Call within 30 minutes, then Client's WAN 2nd and 3rd Level Support will be notified (WAN 2nd Level Support 817-233-6945; WAN 3rd Level
                           Support: 817-354-0943).

         (b) MAJOR EVENT NOTIFICATIONS. ALLTEL will provide notification for any and all major circuit and routing events within fifteen (15) minutes of the event's occurrence. Notifications will conducted as follows:

                  - Initial contact will be to Client's Information Services Helpdesk (972-313-1009, or 877-795-7800, or
                           214-248-6126 [pager], leave a message for callback if forwarded to voicemail.

                  - If there is no response from Client's Helpdesk within fifteen (15) minutes, then WAN/LAN Operations On-Call will be notified (pager 214-248-6125).

                  - If there is no response from Client's WAN/LAN Operations On-Call within thirty (30) minutes, then Client's WAN 2nd and 3rd Level Support will be notified (WAN 2nd Level Support: 817-233-6945; WAN 3rd Level Support: 817-354-0943.

         (c) MINOR EVENT NOTIFICATIONS - ALLTEL will provide notification for any and all minor circuit and router events within (2) hours of the event's occurrence. Notifications will conducted as follows:

                  - Initial contact will be to Client's Information Services Helpdesk (972-373-1009, or 877-795-7800, or
                           214-248-6126 [pager]), leave a message for callback if forwarded to voicemail.

                  - If there is no response from Client's Helpdesk within sixty (60) minutes, then WAN/LAN Operations On-Call will be notified (pager 214-248-6125).

2. 3RD LEVEL ESCALATION. All critical and major router and circuit problems will be communicated to WAN 3rd Level Support if restoration has not been effected within ninety (90) minutes of the circuit or router experiencing problems.

3. 3RD LEVEL NOTIFICATION. All router and circuit problems will be communicated to 3rd Level Support within one-hundred twenty (120) minutes of the circuit or router experiencing problems with probable cause; proposed resolution and an estimated time to repair. This communication can be in the form of an email, if responses have been received by the Helpdesk and WAN/LAN Operations.

4. 30 DAY ROLLING UPTIME. Client desires a 99.86% uptime on all routes and routers in order to successfully conduct business. Therefore, during any trailing thirty (30) day period, any router or route that is not functional for more than sixty (60) minutes a special performance report shall be generated and distributed to Client's Vice President of Planning and Engineering, Manager of Network Services, Director of Data Engineering.

                                   "EXHIBIT P
                         TERMINATION OF CERTAIN SERVICES

1. TERMINATED SERVICES. Following are the Services that may be terminated by Client during the Term in accordance with Section 19.4 of the
         Agreement:

         (a)      TABLE ADMINISTRATION as described in Exhibit J.

         (b) FAULT MANAGEMENT SERVICES AND PERFORMANCE MANAGEMENT SERVICES as described in Sections 2(a) and (b), respectively, of Exhibit B for the locations set forth in Section 1(b) of Exhibit B.

2. EARLIEST EFFECTIVE DATE. The earliest effective date that Client may begin performing each Termination Service is as follows:

         (a) For Table Administration, Client may begin performing the Terminated Service no earlier than the first (1st) day of the thirteenth (13th month following the Managed Operations Commencement Date.

         (b) For the termination of the Fault Management Services and. Performance Management Services as described in Sections 2(a) and (b), respectively, of Exhibit B for the locations set forth in Section 1(b) of Exhibit B may occur at any time after December 31, 2002.

3. NOTICE PERIOD. Client shall give prior written notice of the termination of the Terminated Services by the following time periods:

         (a) For Table Administration, notice at least ninety (90) Days prior to the date effective date of the termination of those Terminated Services.

         (b) For Fault Management Services and Performance Management Services as described in Sections 2(a) and (b), respectively, of Exhibit B for the locations set forth in Section 1(b) of Exhibit B, Client shall give ALLTEL at least sixty (60) Days written notice of the termination date of those Terminated Services.

4. REDUCTION IN SERVICE FEES. The going forward reduction Service Fees for each Terminated Service is as follows:

         (a) For Table Administration, the Minimum Resource Level for Table Administration shall be zero (0) and Client shall no longer be required to pay the Service Fees for the functional category of Table Administration calculated :in accordance with Section
                  5.3 of Exhibit E after the date of termination of the services for Table Administration provided by the Variable Staff (except to the extent of Service Fees incurred prior to the termination date).

         (b) For Fault Management Services and Performance Management Services as described in Section 2 of Exhibit B for the locations set forth in Section 1(b) of

                  Exhibit B, the Service Fees shall be reduced by the Monthly Service Fees for such Services described in Section 2.4(a) of Exhibit E.

5. TERMINATION FEES. The termination fees payable by Client to ALLTEL which shall be prorated if appropriate in connection with each Terminated Service are as follows:

         (a)      For Table Administration, no termination fee.

         (b) For Fault Management Services and Performance Management Services as described in Sections 2(a) and (b), respectively, of Exhibit B for all of the locations set forth in Section 1(b) of Exhibit B, no termination fee.

                                       2